SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 22, 2001



                               SHOP AT HOME, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)




                          Tennessee 0-25596 62-1282758
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                    (State or other (Commission (IRS Employer
                jurisdiction of File Number) Identification No.)
                                 incorporation)



              5388 Hickory Hollow Parkway, Antioch, Tennessee 37013
           ----------------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (615) 263-8000
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              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On Friday, June 22, 2001, the Company's Office of the Chair announced that it had accepted the resignation of its Executive Vice President and President and Chief Operating Officer of the Network, Theodore M. Engle III. It was also announced that Mr. Engle would continue in his current position until early August, 2001, to ensure an orderly transition. The press release announcing Mr. Engle's resignation is attached hereto as Exhibit 99.1.

Item 7.  Exhibit

         99.1    Press Release dated June 22, 2001.

                                                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           SHOP AT HOME, INC.
                           (Registrant)



                           By: /s/ George J. Phillips
                           -------------------------------
                           George J. Phillips
                           Executive Vice President, General Counsel & Secretary

Date: June 22, 2002

Exhibit 99.1
                                                  Contact:   Kearstin Patterson
                                                             Shop At Home, Inc.
                                                             615-263-8193

For Immediate Release

                             Shop At Home Announces
                          The Resignation of Tim Engle

NASHVILLE, Tennessee (June 22, 2001) - - Shop At Home, Inc. (Nasdaq: SATH), announced that its Office of the Chairman, which is managing the Company until a replacement Chief Executive Officer is named, has accepted the resignation of its Executive Vice President and President and Chief Operating Officer of the Network, Theodore M. Engle III.

The Company's Chairman, J.D. Clinton, said, "Tim has made a significant contribution to Shop At Home in helping organize and execute its move to Nashville, orchestrating the launch of its Internet site and providing leadership in the daily operations of the Network. I know I can speak on behalf of the entire Company in thanking him for his contributions and wishing him well in his new endeavors."

Mr. Engle said, "I have loved being a part of Shop At Home and will continue to be available to assist in any way I can. I have complete confidence that with the leadership being provided by the Office of the Chair, that Shop At Home will reach its full potential."

Mr. Clinton added that Mr. Engle would be staying on in a full-time capacity through the beginning of August to ensure a smooth exit and would thereafter be available to the Company in an advisory role.

Mr. Engle will be joining a Franklin, Tennessee based company, Strategic Dental Solutions, Inc., as their Chief Operating Officer. This company provides management services for dental and physician practices.

About Shop At Home

Shop At Home, Inc., a leader in converged technology, is a premier retailer of specialty consumer products through the use of interactive electronic media including broadcast, cable and satellite television and the Company's Internet site, www.ShopAtHomeTV.com. Shop At Home Network reaches over 61 million unique cable and satellite households and owns full power television stations in San Francisco, Boston, Cleveland, Raleigh and Bridgeport, which is licensed to cover a portion of the New York market.

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"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of
1995 - This release contains forward-looking statements within the meaning of
Section 27A of Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may differ materially from those identified for a number of reasons as are discussed from time to time in Shop At Home's SEC reports, including but not limited to the registration statement on Form S-3 as amended on July 1, 1999, the report on Form 10-K for the year ended June 30, 2000 (Business and Management's Discussion and Analysis of Financial Condition and Results of Operations), the Form 10-Q filed for the Quarters ending September 30, 2000, December 31, 2000 and March 31, 2001 and any recent Forms 8-K.
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